TCW Funds, Inc.

TCW Money Market Fund – Class I

Supplement dated March 5, 2012 to the

Summary Prospectus dated February 28, 2012

Effective May 25, 2012, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other funds of TCW Funds, Inc. The Fund will be liquidated on or about May 31, 2012, although this date may be changed without notice.

Investors Should Retain This Supplement For Future Reference